UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Retirement Income 2020 Fund	June 30, 2022
TRLAX	Investor Class

T. ROWE PRICE RETIREMENT INCOME 2020 FUND

HIGHLIGHTS

■	The Retirement Income 2020 Fund declined and underperformed the S&P Target Date 2020 Index for the six-month period ended June 30, 2022.

■	Our glide path’s lower allocation to cash weighed on results, although our structural design added value. Security selection within the underlying components detracted, while tactical allocation decisions contributed to relative performance.

■	We are underweight stocks and bonds relative to cash. Despite the steep sell-off year-to-date, stocks are vulnerable to further weakness. We trimmed our overweight to value-oriented equities as cyclical tailwinds have weakened. Within fixed income, credit spreads look more attractive and reflect market risks, but tighter global central bank policies and elevated inflation could keep upward pressure on yields.

■	Given the uncertain impact of positive and negative forces driving global financial markets, we believe that the Retirement Income 2020 Fund’s broad diversification and the strength of T. Rowe Price’s fundamental research platform should benefit our investors over time across a range of market and economic environments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Market Commentary

Dear Shareholder

Major stock and bond indexes produced sharply negative results during the first half of 2022 as investors contended with persistently high inflation, tightening financial conditions, and slowing growth.

After reaching an all-time high on January 3, the S&P 500 Index finished the period down about 20%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe, and bond investors also faced a historically tough environment amid a sharp rise in interest rates.

Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Emerging markets stocks held up somewhat better than shares in developed markets due to the strong performance of some oil-exporting countries. Meanwhile, the U.S. dollar strengthened during the period, which weighed on returns for U.S. investors in international securities.

Within the S&P 500, energy was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch. Typically defensive shares, such as utilities, consumer staples, and health care, finished in negative territory but held up relatively well. The consumer discretionary, communication services, and information technology sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.

Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic and strong consumer demand, also pushed prices higher. The May consumer price index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.

In response, the Federal Reserve, which at the end of 2021 had forecast that only three 25-basis-point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and agency mortgage-backed securities that it had begun to support the economy early in the pandemic and started reducing its balance sheet in June.

Longer-term bond yields also increased considerably as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note reaching 3.49% on June 14, its highest level in more than a decade. (Bond prices and yields move in opposite directions.) Higher mortgage rates led to signs of cooling in the housing market.

The economy continued to add jobs during the period, and other indicators pointed to a slowing but still expanding economy. However, the University of Michigan consumer sentiment index dropped in June to its lowest level since records began in 1978 as higher inflation expectations undermined confidence.

Looking ahead, investors are likely to remain focused on whether the Fed can tame inflation without sending the economy into recession, a backdrop that could produce continued volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide monthly income.

FUND COMMENTARY

How did the fund perform in the past six months?

The Retirement Income 2020 Fund returned -14.90% for the six months ended June 30, 2022, and underperformed the S&P Target Date 2020 Index. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

In a volatile market environment characterized by uncertainty and fear, security selection in the U.S. large-cap growth equity strategy weighed on relative performance. The strategy faced macroeconomic headwinds as investors bid down prices of higher-growth stocks—especially within the communication services, consumer discretionary, and information technology sectors. Bearish sentiment and indiscriminate selling has resulted in a disconnect between share prices and fundamentals in some cases, and we continue to be opportunistic and capitalize on selected discounted opportunities that we believe will be rewarded once economic conditions improve. The negative impact was, however, partly offset by stock selection in our international developed growth equity strategy. Our allocation outpaced its benchmark, boosted by positive selection in the industrials and business services sector, where holdings in the aerospace and defense industry rose after Russia’s invasion of Ukraine drove expectations for higher defense spending, especially within Europe. Our mid-cap equity strategies also outpaced their respective benchmarks and added value.

Within our fixed income allocation, the Dynamic Global Bond Fund—which seeks to mitigate downside risk through a return profile with lower correlation to major asset classes—was a notable contributor. In an environment where most asset classes generated losses, the fund bucked the trend with positive returns, lifted by favorable short duration positions that fared well against a backdrop of rising interest rates and higher inflation.

During the reporting period, cash outperformed both equities and fixed income securities. With this backdrop, our glide path design—which has a lower allocation to cash relative to the S&P Target Date 2020 Index and a higher equity allocation to help support growth and income throughout retirement—detracted from relative performance. However, our structural allocation to Treasury inflation protected securities benefited from a shorter-duration profile and added value. The inclusion of real assets equities—especially in the commodities complex—also lifted returns. Russia’s assault on Ukraine in late February sparked supply concerns and drove elevated commodity prices even higher as both countries are major producers of various raw materials used globally.

Tactical decisions contributed to relative performance. Growth-oriented stocks sold off meaningfully in the first half of the year—pressured by high inflation and rising interest rates, which typically reduce the present value of their future earnings. In this environment, our overweight allocation to U.S. large-cap value equities, which fared better than growth-oriented equities, proved beneficial. An underweight to U.S. long-term Treasuries, which significantly underperformed the broader investment-grade universe, also helped returns.

How is the fund positioned?

We are underweight stocks and bonds relative to cash. Despite the steep sell-off year-to-date, stocks are vulnerable to further weakness. Although earnings expectations have held up reasonably well so far, they could be pressured by rising input costs and slowing economic growth. Within fixed income, credit spreads look more attractive and reflect market risks. Tighter global central bank policies and elevated inflation could keep upward pressure on yields.

Stocks
On a regional basis, we are modestly overweight to international stocks. The global growth outlook could benefit if economic growth expectations stabilize in China. However, inflation concerns, tighter central bank policies, and a protracted war in Ukraine pose significant headwinds to the global economy. U.S. stocks are more growth oriented and are more susceptible to rising rates, but limited exposure to cyclical trends may prove beneficial should recession concerns worsen. Outside the U.S., we are overweight to emerging markets stocks, which have attractive valuations relative to developed markets stocks in our view. While COVID-related lockdowns remain a near-term headwind in China, the prospects of significant policy support could boost the medium-term outlook.

We added to inflation-sensitive real assets equities and are now neutral to the asset class, which may offer an attractive hedge during a sustained period of high inflation. Although commodity valuations are elevated, geopolitical risks and supply shortages are likely to endure over the near to medium term. The real estate sector remains attractive but could be somewhat vulnerable to rising interest rates.

In the U.S., we trimmed our overweight to value-oriented equities and added to our position in core equities. While value stock valuations remain relatively attractive, the gap has narrowed, and the cyclical outlook has weakened as inflation concerns give way to rising recession risks. In a slowing economy with rising rates, core equities offer less cyclicality than value and less rate sensitivity with generally more attractive valuations than growth. We are overweight to U.S. small-cap stocks relative to larger companies. Although elevated input costs, wage pressures, and heightened market volatility could weigh on performance, small-caps offer attractive relative valuations.

Bonds
We pared our overweight to floating rate bank loans on strength after significant appreciation in the first half of the year. The asset class is supported by solid fundamentals and demand for yield, although its shorter-duration profile and rate reset feature may be less beneficial as tighter monetary policy appears to be priced in. We are overweight to high yield bonds, as their credit fundamentals are still strong, their default risk remains low, and wider credit spreads due to a risk-off sentiment are supportive. However, geopolitical, inflationary, and growth concerns are likely to continue driving credit spread volatility.

We closed our underweight to long-term U.S. Treasury bonds and are now neutral following recent moves higher in rates to provide a potential hedge against further equity market volatility. In our view, growth is moderating, inflation may peak soon, and expectations for Fed tightening appear to be reflected at current prices. We increased our exposure and are now overweight to dollar-denominated emerging markets bonds. The sector is supported by strong global trade activity and an improving outlook in China, but geopolitical tensions and fiscal pressures remain risks.

What is portfolio management’s outlook?

Global equity and bond markets were volatile during the first half of 2022, as stubbornly high inflation and rising interest rates continued to weigh on financial markets. The level of uncertainty in global markets remains high, and the ongoing war in Ukraine has exacerbated these risks. With inflation at multi-decade highs, the Fed has made fighting inflation its top priority, and central bank officials intend to pursue an aggressive pace of tightening to achieve their goal. The key question is whether the Fed and other major central banks will be able to tame inflation without stifling economic growth and causing a recession. While there have been signs in some markets that price pressures may be easing, inflation will probably settle at uncomfortably high levels, likely above the Fed’s 2% long-term inflation target in a post-pandemic environment.

We expect a challenging economic and earnings environment, as persistent inflation and tightening monetary policy represent headwinds to growth and equity market returns. Given the range of potential paths for growth and inflation, our positioning remains cautious as we seek to hedge against more extreme outcomes like stagflation and recession. Other key risks to global markets include central bank missteps, elevated inflation, impacts of the Russia-Ukraine conflict, potential for a sharp slowdown in global growth, and China’s balance between containing COVID and growth. In our view, these conditions contribute to a less compelling risk/reward trade-off between stocks and bonds in the near term, and we believe that a more modest allocation to equities may be prudent. In a dynamic market, we continue to assess when to add to equities, as we evaluate attractive long-term valuations and early indications of stabilization or improvement in macroeconomic conditions.

The elevated levels of volatility and uncertainty in global markets underscore the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces driving global financial markets, we believe that the Retirement Income 2020 Fund’s broad diversification and the strength of T. Rowe Price’s fundamental research platform should benefit our investors over time across a range of market and economic environments.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

The Retirement Income 2020 Fund’s investment in many underlying funds means that it will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The fund’s allocations among a broad range of underlying T. Rowe Price stock and bond funds will change over time. Diversification cannot assure a profit or protect against loss in a declining market. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

The fund is managed based on the specific retirement year (target date 2020) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely stop making new investments in the fund. The fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement; it is intended to also serve as a postretirement investment vehicle designed to support an income stream made up of regular distributions using a managed payout program throughout retirement, along with some portfolio growth. The fund is primarily designed to help an investor who anticipates retiring at or about the target date. However, if an investor retires significantly earlier or later than age 65, the fund may not be an appropriate investment even if the investor retires on or near the fund’s target date. The fund is not designed for a lump-sum redemption at the retirement date and does not guarantee a particular level of income at and through your retirement.

The fund’s monthly cash distributions will reduce the amount of assets available for investment by the fund. In certain years, achieving the targeted annual payout rate through 12 equal monthly dividend payments may result in a drawdown on investment principal and some distributions may be treated in part as a return of capital. For all of these reasons, there is no guarantee of principal for investors and no guarantee that the fund will provide a fixed or stable level of cash distributions at any time or over any particular period of time. Any fund redemptions, including redemptions made prior to the target date, will proportionately reduce the amount of future cash distributions to be received from the fund.

For a thorough discussion of risks, please see the fund’s prospectus.

BENCHMARK INFORMATION

Note: The S&P Target Date 2020 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Target Date 2020 Index.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 6/30/22

Retirement Income 2020 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	5.68%	6.73%	Equity Index 500
	9.94	7.77	Growth Stock
	0.85	1.07	U.S. Large-Cap Core
	9.94	9.92	Value
	1.99	1.75	U.S. Equity Research
U.S. Mid-Cap Stocks	1.78	1.91	Mid-Cap Growth
	1.78	2.01	Mid-Cap Value
U.S. Small-Cap Stocks	1.18	0.80	New Horizons
	1.18	1.33	Small-Cap Stock
	1.18	1.31	Small-Cap Value
International Developed Market Stocks	4.31	3.66	International Stock
	4.31	4.13	International Value Equity
	4.31	3.88	Overseas Stock
International Emerging Market Stocks	1.14	1.62	Emerging Markets Discovery Stock
	1.14	1.60	Emerging Markets Stock
Inflation Focused Stocks	2.67	2.25	Real Assets
U.S. Stock Index Futures*	0.00	0.00	Stock Index Futures*
International Stock Index Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	53.40	51.74	
Core Fixed Income	3.58	3.95	Dynamic Global Bond
	5.37	4.94	International Bond (USD Hedged)
	16.11	13.91	New Income
Diversifying Fixed Income	3.62	3.34	Emerging Markets Bond
	0.72	2.11	Floating Rate
	2.90	2.97	High Yield
	10.80	11.43	Limited Duration Inflation Focused Bond
	3.50	3.35	U.S. Treasury Long-Term
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.00	Transition
	0.00	2.26	U.S. Treasury Money
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Total Bonds	46.60	48.26	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.

*Actual allocation percentage for futures is based on notional value.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS[1]	$ Value 12/31/21	$ Purchase Cost	$ Sales Cost	Shares	$ Value 6/30/22
(Cost and value in $000s)					
BOND MUTUAL FUNDS 46.0%					
T. Rowe Price Funds:					
New Income Fund	20,732	2,459	3,878	2,032,978	17,219
Limited Duration Inflation Focused Bond Fund	15,785	1,821	3,261	2,753,297	14,152
International Bond Fund (USD Hedged)	7,059	882	1,253	681,107	6,110
Dynamic Global Bond Fund	4,881	706	937	491,693	4,892
U.S. Treasury Long-Term Index Fund	3,092	2,202	522	456,199	4,147
Emerging Markets Bond Fund	4,701	1,057	565	498,082	4,139
High Yield Fund	4,351	566	542	664,006	3,679
Floating Rate Fund	2,701	569	482	293,142	2,612
Total Bond Mutual Funds (Cost $62,080)					**56,950**
EQUITY MUTUAL FUNDS 51.8%					
T. Rowe Price Funds:					
Value Fund	13,336	2,239	1,448	300,322	12,274
Growth Stock Fund (2)	11,362	3,774	1,456	142,365	9,624
Equity Index 500 Fund	13,834	5,796	7,531	83,731	8,331
International Value Equity Fund	6,155	677	1,005	376,870	5,107
Overseas Stock Fund	5,793	790	720	445,835	4,802
International Stock Fund	5,095	837	622	275,704	4,527
Real Assets Fund	2,142	1,355	247	213,850	2,784
Mid-Cap Value Fund	2,957	309	519	82,088	2,493
Mid-Cap Growth Fund (2)	2,854	534	308	26,798	2,358
U.S. Equity Research Fund	423	2,226	168	60,273	2,167
Emerging Markets Discovery Stock Fund	1,941	606	259	156,756	2,000
Emerging Markets Stock Fund	2,586	247	473	53,984	1,980
Small-Cap Stock Fund	2,030	311	214	31,363	1,651
Small-Cap Value Fund	1,984	202	192	32,530	1,622
U.S. Large-Cap Core Fund	1,406	350	172	45,088	1,331
New Horizons Fund (2)	1,486	204	181	20,607	988
Total Equity Mutual Funds (Cost $63,584)					**64,039**
OTHER MUTUAL FUNDS 0.0%					
T. Rowe Price Funds:					
Transition Fund	-	6,933	6,898	354	35
Total Other Mutual Funds (Cost $35)					**35**

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2022. Net realized gain (loss), investment income, and change in net unrealized gain/loss reflect all activity for the period then ended.

Affiliate		Net Realized Gain (Loss)		Change in Net Unrealized Gain/Loss		Investment Income
T. Rowe Price Funds:						
Dynamic Global Bond Fund	$	(17)	$	242	$	82
Emerging Markets Bond Fund		(96)		(1,054)		124
Emerging Markets Discovery Stock Fund		(43)		(288)		—
Emerging Markets Stock Fund		(90)		(380)		—
Equity Index 500 Fund		1,358		(3,768)		73
Floating Rate Fund		(20)		(176)		66
Growth Stock Fund		(356)		(4,056)		—
High Yield Fund		(34)		(696)		122
International Bond Fund (USD Hedged)		(113)		(578)		86
International Stock Fund		(120)		(783)		—
International Value Equity Fund		(67)		(720)		—
Limited Duration Inflation Focused Bond Fund		(121)		(193)		—
Mid-Cap Growth Fund		(43)		(722)		—
Mid-Cap Value Fund		(9)		(254)		—
New Horizons Fund		(51)		(521)		—
New Income Fund		(417)		(2,094)		208
Overseas Stock Fund		(70)		(1,061)		—
Real Assets Fund		(13)		(466)		—
Small-Cap Stock Fund		(33)		(476)		—
Small-Cap Value Fund		(18)		(372)		—
Transition Fund		20		—		2
U.S. Equity Research Fund		(21)		(314)		—
U.S. Large-Cap Core Fund		(24)		(253)		—
U.S. Treasury Long-Term Index Fund		(173)		(625)		39
Value Fund		(160)		(1,853)		—
U.S. Treasury Money Fund, 1.44%		—		—		5
Totals	$	(731)#	$	(21,461)	$	807+

\# Capital gain distributions from mutual funds represented $31 of the net realized gain (loss).

\+ Investment income comprised $808 of income distributions from underlying Price Funds.

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement Income 2020 Fund (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price Funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price Funds will change, and its asset mix will become more conservative over time. The fund seeks to provide monthly income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price Funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price Funds.

Investment Transactions and Investment Income Investment transactions are accounted for on the trade date. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Dividends received from underlying Price Fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Income and capital gain distributions from the underlying Price Funds are recorded on the ex-dividend date.

Distributions Distributions to shareholders are recorded on the ex-dividend date. The fund declares and pays monthly distributions based on a specified payout rate of approximately 5% of the fund’s average net asset value over the prior five years. The monthly distribution rate per share is expected to remain constant from month to month for a particular calendar year and is reset annually each January based on the fund’s historical average net asset value over the previous five years (or, until the fund has five years of operating history, the average net asset value of a similarly managed fund). Effective January 1, 2022, the monthly distribution rate is $0.0421 per share. The estimated sources of each distribution are communicated to shareholders monthly; at fiscal year-end, distributions are re-characterized to ordinary income, capital gain, and return of capital (if any) to reflect their tax character and shareholders are notified of the final sources of the per share distributions.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price Funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund's Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the service and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On June 30, 2022, all of the fund's financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price Funds during the six months ended June 30, 2022, aggregated $46,331,000 and $43,304,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2022, the cost of investments for federal income tax purposes was $131,934,000. Net unrealized loss aggregated $8,112,000 at period-end, of which $3,704,000 related to appreciated investments and $11,816,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price Funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price Funds.

The fund operates in accordance with an amended investment management agreement (amended management agreement), between the corporation, on behalf of the fund, and Price Associates. Under the amended management agreement, the fund pays an all-inclusive annual fee that is based on a predetermined fee schedule that will range from 0.64% to 0.49%, generally declining as the fund reduces its overall stock exposure along its investment glide path. The all-inclusive management fee covers investment management services and all of the fund’s operating expenses except for interest expense; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses. At June 30, 2022, the effective all-inclusive management fee rate was 0.53%.

The fund may invest in the T. Rowe Price Transition Fund (Transition Fund) to facilitate the fund’s transition between the various underlying Price Funds as the fund rebalances its allocation to the underlying Price Funds. There is no specific neutral allocation to the Transition Fund. In addition, the fund may also maintain a small position in the Transition Fund when it is not actively involved in a transition.

The fund does not invest in the underlying Price Funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. At June 30, 2022, the fund held less than 25% of the outstanding shares of any underlying Price Fund.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/us/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser a single fee, or an all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for the investors in these funds and has historically sought to set the all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential for future economies of scale. The all-inclusive management fee structure also provides greater flexibility to make investment changes, including underlying fund changes and allocations, while maintaining a certain expense ratio for investors. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, the advisory fee structure for the fund continued to be appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate, and total expenses (all of which generally reflect the all-inclusive management fee rate and do not deduct the operating expenses paid by the Adviser as part of the overall management fee) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked fourth out of five funds (Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the second quintile (Expense Group) and third quintile (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2022